<Letterhead of Computerized Thermal Imaging Inc>

                       Letter of Agreement

This Letter of Agreement (Agreement) is entered into as of October 28, 1999 (Effective Date) by and between Computerized Thermal Imaging Inc. International ("CTII de Mexico"), a corporation duly organized and existing under the laws of the country of Mexico and Computerized Thermal Imaging, Inc. ("CTI"), a corporation duly organized and existing under the laws of the state of Nevada, U.S.A. and located at 476 Heritage Park Blvd, Suite 210, Layton, Utah 84041, with regard to the following facts:

Recitals

     1. CTI develops and deploys thermal imaging and associated technologies for use in the enhancement of medical screening, diagnosis and patient management. It is currently seeking FDA approval for the use of the Computerized Thermal Imaging System as an adjunctive diagnostic test to the mammogram and clinical examination for the detection of breast cancer.

     2. CTII de Mexico provides marketing support, deployment of product, in-country political consulting and financing throughout Central and South America (Latin America).

     3. CTI and CTII de Mexico desire to develop an exclusive relationship in Central a South America (Latin America).

     4. CTII de Mexico intends to create a consortium for the purpose of deploying and supporting CTI systems

     5. CTII de Mexico has entered into a Letter of Intent with Pegaso PCS, S.A. de C.V. as a network service provider for the CTI system deployment in Mexico.

     Now, therefore, CTI and CTII de Mexico agree:

Agreement

CTII de Mexico shall exclusively represent CTI in expanding its business in Central and South America (Latin America).

CTII de Mexico shall:

     1. prepare and implement a business plan and marketing strategy for Central and South America (Latin America).

     2. prepare and implement a strategy for deployment of the CTI product.

     3. procure specifically identified equipment exclusively from CTI
(attached).

     4. have right of first refusal on Health Card manufacturing worldwide

     5. procure from CTI a minimum of 100 CTI systems over a two year period (of a planned 300 systems)

CTI shall:

     1. provide technology and equipment as required by CTII de Mexico.

     2. provide training as required to CTII de Mexico. CTII de Mexico shall pay the cost of training performed in Mexico. All costs associated with training in the United States shall be at the expense of CTI. Each Party shall pay their own travel and lodging expense.

     3. issue a press release announcing the names of the Consortium (CTII and Pegaso) and the terms of this Agreement. CTII de Mexico shall have the right to approve the contents of the press release prior to issuance.

     In witness whereof, CTI and CTII de Mexico have each caused this agreement to be executed by their respective authorized representatives.

Computerized Thermal Imaging, Inc.

By: /s/ David B. Johnston
Name: David B. Johnston
Title: CEO


Computerized Thermal Imaging, Inc. International

By: /s/ Jay Tayebi
Name: Jay Tayebi
Title: CEO

By: /s/ signature illegible
Witness: /s/ signature illegible


< Footer: 476 HERITAGE PARK BOULEVARD * SUITE 210 * LAYTON, UTAH 84041 * PHONE
801.776.4700 * FAX 801.776.6440 -INTERNET www.cti-net.com>

          <Letterhead: Computerized Thermal Imaging Inc.>

                       Letter of Agreement

This Letter of Agreement (Agreement) is entered into as of October 28, 1999 (Effective Date) by and between Computerized Thermal Imaging Inc. International ("CTII de Mexico"), a corporation duly organized and existing under the laws of the country of Mexico and Computerized Thermal Imaging, Inc. ("CTI"), a corporation duly organized and existing under the laws of the state of Nevada, U.S.A. and located at 476 Heritage Park Blvd, Suite 210, Layton, Utah 84041, with regard to the following facts:

Recitals

     1. CTI develops and deploys thermal imaging and associated technologies for use in the enhancement of medical screening, diagnosis and patient management. It is currently seeking FDA approval for the use of the Computerized Thermal Imaging System as an adjunctive diagnostic test to the mammogram and clinical examination for the detection of breast cancer.

    2. CTII de Mexico provides marketing support, deployment of product, in-country political consulting and financing throughout Central and South America (Latin America).

    3. CTI and CTII de Mexico desire to develop an exclusive relationship in Central and South America (Latin America).

    4. CTII de Mexico intends to create a consortium for the purpose of deploying and supporting CTI systems

    5. CTII de Mexico has entered into a Letter of Intent with Pegaso PCS, S.A. de C.V. as a network service provider for the CTI system deployment in Mexico.

     Now, therefore, CTI and CTII de Mexico agree:

Agreement

CTII de Mexico shall exclusively represent CTI in expanding its business in Central and South America (Latin America).

In consideration for this exclusive representation, CTII de Mexico shall:

    1. receive 5,000,000 options of CTI common stock over a two year period based upon the deployment and placement of 100 CTI systems throughout Central and South America (Latin America). The strike price of these options will be the bid price on the Effective Date less 15%. The shares will be earned and issued based upon 50,000 shares for each system placed into commercial use.

    2. exercise all options received under this agreement within two years of receipt. The options received under this agreement shall be distributed to the Consortium members only.

    3. procure specifically identified equipment exclusively from CTI (attached) at CTI list prices less 25% discount.

CTI shall:

     1 . receive 15% of the common shares of CTII de Mexico.

     In witness whereof, CTI and CTII de Mexico have each caused this agreement to be executed by their respective authorized representatives.

Computerized Thermal Imaging, Inc.

By: /s/ David B. Johnston
Name: David B. Johnston
Title: President



Computerized Thermal Imaging, Inc. International

By: /s/ Jay Tayebi
Name: Jay Tayebi
Title: CEO

By: /s/ signature illegible
Witness: /s/ signature illegible

<Footer: 476 HERITAGE PARK BOULEVARD * SUITE 210 * LAYTON, UTAH 84041 * PHONE
801.776.4700 *FAX 801.776.6440 -INTERNET www.cti-net.com>